COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account

Supplement Dated March 2, 2017

to the Prospectus For

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your individual flexible premium deferred variable annuity contract (the “Contract”).  Please read this Supplement carefully and retain it with your Prospectus for future reference.

On November 21, 2016, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”), with liquidation anticipated to occur on or about May 19, 2017.  As a result, the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Subaccount under the Contract (the “Closing Subaccount”), which invests in the Portfolio, will be impacted as follows:

•                 Since November 21, 2016, the Portfolio has been permitted to depart from its “Investment Objective(s) and Principal Investments” described in your Prospectus as it increases cash holdings in preparation for its liquidation.

•                 After close of business on April 24, 2017, the Closing Subaccount will no longer be able to accept allocations of Net Premium and transfers of Accumulated Value.  Continuing thereafter, the Federated Government Money Fund II — Service Shares Subaccount (the “Federated Subaccount”) will automatically replace the Closing Subaccount for any instructions you have on file, including processing allocations of Net Premium and performing scheduled automatic rebalancing, until our Variable Product Service Center receives written instructions in good order indicating otherwise.

•                 If you have Accumulated Value in the Closing Subaccount at the time the Portfolio is liquidated, proceeds from the liquidation received on your behalf will automatically be allocated to the Federated Subaccount.

•                 From the date of this Supplement until up to 60 days after the date of the liquidation, Accumulated Value in the Closing Subaccount, or in the Federated Subaccount as a result of the liquidation can be transferred free of charge to the Declared Interest Option (where available) or other Subaccounts available under your Contract.  Such transfers will not count against the number of free transfers allowed each Contract year.

For further details regarding changes to the Portfolio, please refer to the Portfolio’s prospectus, as supplemented.

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If you have any questions, would like to make changes to your allocation instruction, or wish to receive a prospectus for your Contract or for any of the available subaccount investment options, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.

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